Exhibit 10(b)


JordenBurt
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805
(202)965-8100


                                   April 1, 1999



Lincoln Benefit Life Company
Lincoln Benefit Life Centre
Lincoln, Nebraska 68501-0469

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 3 to Registration Statement No. 333-50545 (811-7924) of Lincoln Benefit Life Variable Annuity Account on N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1993.

                                   Very truly yours,

                                   Jorden Burt Boros Cicchetti
                                      Berenson & Johnson LLP

                                   By:    /s/ Joan E. Boros
                                        ----------------------
                                        Joan E. Boros